Property, Plant and Equipment, net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, net

Note G – Property, Plant and Equipment, net

The property, plant and equipment, net balances were as follows:

	Successor
	December 31,	December 31,
	2021	2020
Computer equipment	$1,380	$739
Furniture and fixtures	783	442
Laboratory equipment	16,856	1,357
Software	—	359
Leasehold improvements	2,205	672
Construction in process	415	—
Less: accumulated depreciation	(2,255)	(307)
Total property, plant and equipment, net	$19,384	$3,262

The table below presents the depreciation expense related to property, plant and equipment for the following periods:

	Successor		Predecessor
		Period from	Period from
	Year Ended	February 10, 2020 to	January 1, 2020 to
	December 31, 2021	December 31, 2020	June 21, 2020
Depreciation expense	$1,944	$307	$59

The depreciation expense for the Successor 2021 Period, included $0.1 million of accelerated depreciation due to a reduction of the estimated useful life for certain assets as a result of the early termination of the underlying lease. Refer to Note K for further information.

The Company occasionally designs and builds its own machinery. The cost of these projects, including direct material and labor, and other indirect costs attributable to the construction, are capitalized as construction in progress. No provision for depreciation is made on construction in progress until the related assets are completed and placed in service.